EXHIBIT 99-906CERT



                                                                     EXHIBIT (B)



                     CERTIFICATIONS PURSUANT TO SECTION 906

                        OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of BNY/Ivy Multi-Strategy Hedge Fund LLC (the Registrant), do hereby certify, to such officer's knowledge, that:

         (1) The BNY/Ivy Multi-Strategy Hedge Fund LLC on Form N-CSR of the Registrant for the period ended March 31, 2007 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: May 29, 2007
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       /s/ Joseph Murphy
---------------------------
Name:  Joseph Murphy

Title: President



Dated: May 29, 2007
       --------------------



       /s/ Guy Nordahl
---------------------------
Name:  Guy Nordahl

Title:    Treasurer

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.